Other Non-Current Assets - Summary of Other Non-Current Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Other Noncurrent Assets [Abstract]
Net defined benefit plan surpluses (see note 25)	$ 30	$ 18
Cash surrender value of life insurance policies	302	288
Equity method investments	167	163
Other non-current assets	106	68
Total other non-current assets	$ 605	$ 537